EXHIBIT 99.1

GSAA 04-3  - Price/Yield - AF4  OAS

Bond priced at 97.5% with Libor OAS = 98.4

Balance             $63,078,000.00   Delay           24               WAC            6.786912407      WAM                   350
Coupon              6.22             Dated           5/1/2004         NET            6.321813         WALA                    4
Settle              5/27/2004        First Payment   6/25/2004



GS Prepay Model            -300bps         -200bps        -100bps           0bps          100bps          200bps         300bps
Corresponding CPR         40.1 CPR        38.5 CPR       32.1 CPR       20.1 CPR        17.1 CPR        16.3 CPR       15.3 CPR

Convexity                    -0.88           -2.11          -2.72          -0.88            0.07            0.44           0.62


Optional Redemption        Call (N)        Call (N)       Call (N)       Call (N)        Call (N)        Call (N)       Call (N)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 04-3  - Price/Yield - AF4  To Call


Balance             $63,078,000.00  Delay          24             WAC            6.786912407    WAM                       350
Coupon              6.22            Dated          5/1/2004       NET            6.321813       WALA                        4
Settle              5/27/2004       First Payment  6/25/2004


Price                  40.1 CPR       38.5 CPR       32.1 CPR       20.1 CPR       17.1 CPR       16.3 CPR       15.3 CPR
                              Yield          Yield          Yield          Yield          Yield          Yield          Yield
96.50000                     7.6086         7.5042         7.1736         6.7983         6.7306         6.7134         6.6957
96.62500                     7.5546         7.4545         7.1375         6.7778         6.7128         6.6964         6.6794
96.75000                     7.5007         7.4048         7.1016         6.7573         6.6951         6.6794         6.6631
96.87500                     7.4469         7.3553         7.0657         6.7368         6.6774         6.6624         6.6469
97.00000                     7.3931         7.3058         7.0298         6.7164         6.6598         6.6455         6.6307
97.12500                     7.3395         7.2565         6.9940         6.6960         6.6422         6.6286         6.6145
97.25000                     7.2859         7.2072         6.9583         6.6756         6.6246         6.6117         6.5983
97.37500                     7.2324         7.1580         6.9226         6.6553         6.6070         6.5948         6.5822
97.50000                     7.1790         7.1088         6.8870         6.6350         6.5895         6.5780         6.5660
97.62500                     7.1257         7.0598         6.8514         6.6147         6.5720         6.5612         6.5500
97.75000                     7.0725         7.0108         6.8159         6.5945         6.5545         6.5444         6.5339
97.87500                     7.0194         6.9619         6.7804         6.5743         6.5371         6.5276         6.5179
98.00000                     6.9663         6.9131         6.7450         6.5541         6.5196         6.5109         6.5019
98.12500                     6.9134         6.8644         6.7097         6.5340         6.5022         6.4942         6.4859
98.25000                     6.8605         6.8158         6.6744         6.5139         6.4849         6.4775         6.4699
98.37500                     6.8077         6.7672         6.6392         6.4938         6.4675         6.4609         6.4540
98.50000                     6.7550         6.7187         6.6041         6.4738         6.4502         6.4443         6.4381

WAL                            2.70           2.96           4.25           8.42          10.23          10.83          11.53
Mod Durn                       2.39            2.6           3.59           6.29           7.28           7.59           7.93
Principal Window      Jun06 - Oct08  Aug06 - Jan09  Feb07 - Mar10  Dec09 - Jan14  Apr11 - Aug15  Feb12 - Mar16  Dec12 - Nov16


LIBOR_1MO                       1.1            1.1            1.1            1.1            1.1            1.1            1.1
Optional Redemption         Call (Y)       Call (Y)       Call (Y)       Call (Y)       Call (Y)       Call (Y)       Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 04-3  - Price/Yield - AF4  To Maturity


Balance             $63,078,000.00  Delay          24             WAC            6.786912407    WAM                      350
Coupon              6.22            Dated          5/1/2004       NET            6.321813       WALA                       4
Settle              5/27/2004       First Payment  6/25/2004

Price                 40.1 CPR       38.5 CPR       32.1 CPR       20.1 CPR       17.1 CPR       16.3 CPR       15.3 CPR
                             Yield          Yield          Yield          Yield          Yield          Yield          Yield
96.50000                    7.6086         7.5035         7.1449         6.8002         6.7391         6.7232         6.7067
96.62500                    7.5546         7.4538         7.1117         6.7820         6.7232         6.7078         6.6919
96.75000                    7.5007         7.4043         7.0786         6.7638         6.7073         6.6924         6.6771
96.87500                    7.4469         7.3548         7.0455         6.7456         6.6914         6.6771         6.6624
97.00000                    7.3931         7.3054         7.0125         6.7275         6.6756         6.6617         6.6477
97.12500                    7.3395         7.2560         6.9796         6.7094         6.6598         6.6465         6.6330
97.25000                    7.2859         7.2068         6.9467         6.6913         6.6440         6.6312         6.6183
97.37500                    7.2324         7.1576         6.9139         6.6733         6.6282         6.6160         6.6037
97.50000                    7.1790         7.1086         6.8811         6.6553         6.6125         6.6008         6.5891
97.62500                    7.1257         7.0596         6.8484         6.6373         6.5968         6.5856         6.5745
97.75000                    7.0725         7.0106         6.8158         6.6194         6.5811         6.5705         6.5599
97.87500                    7.0194         6.9618         6.7832         6.6014         6.5655         6.5553         6.5454
98.00000                    6.9663         6.9130         6.7507         6.5836         6.5498         6.5402         6.5309
98.12500                    6.9134         6.8644         6.7182         6.5657         6.5342         6.5252         6.5164
98.25000                    6.8605         6.8158         6.6858         6.5479         6.5187         6.5101         6.5019
98.37500                    6.8077         6.7673         6.6535         6.5301         6.5031         6.4951         6.4875
98.50000                    6.7550         6.7188         6.6212         6.5124         6.4876         6.4801         6.4731

WAL                           2.70           2.97           4.81          10.23          12.34          12.97          13.78
Mod Durn                      2.39            2.6            3.9            7.1           8.12            8.4           8.74
Principal Window     Jun06 - Oct08  Aug06 - Apr09  Feb07 - Jun17  Dec09 - Jan25  Apr11 - Aug27  Feb12 - Apr28  Dec12 - Mar29


LIBOR_1MO                      1.1            1.1            1.1            1.1            1.1            1.1            1.1
Optional Redemption        Call (N)       Call (N)       Call (N)       Call (N)       Call (N)       Call (N)       Call (N)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

                                                   UPDATED POSITIONS MAY                       14:38 Wednesday, May 19, 2004   1
                                                 Portfolio Summary Report
                                             Prepared by Goldman, Sachs & Co.

_________________________________________________________________________________________________________________________________
Pg   Pool Classification                   Loans       Sched Balance  Gross WAC    Net WAC  Orig WA  ST WAM  Am WAM     Age
_________________________________________________________________________________________________________________________________
0001 FIRSTARIZONA   , IN POOL                612        $116,415,647      6.710      6.174     351     349     348       3
0002 FREMONT        , IN POOL                683        $136,713,791      6.808      6.302     352     345     345       7
0003 WELLSFARGO     , IN POOL              1,007        $169,673,904      6.803      6.422     360     357     356       3
_________________________________________________________________________________________________________________________________
*** TOTALS ***                             2,302        $422,803,341
_________________________________________________________________________________________________________________________________


Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or
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

Project:              UPDATED POSITIONS MAY                                                May 19, 2004  14:38  PAGE 0001
Deal                  FIRSTARIZONA
Pool                  IN POOL


 ___________________________________________________________________________________________________________________
| Loans|      Sched Balance| Gross WAC|   Net WAC|Orig WA| ST WAM| Am WAM|    Age|  OLTV| Comb LTV|   FICO|      DTI|
|______|___________________|__________|__________|_______|_______|_______|_______|______|_________|_______|_________|
|   612|       $116,415,647|     6.710|     6.174|    351|    349|    348|      3|  79.2|     79.5|    686|    34.87|
|______|___________________|__________|__________|_______|_______|_______|_______|______|_________|_______|_________|

 ________________________________________________________________________________________________________________________________
|Gross Rate            |Sched Balance            |Orig Term            |St Term              |St AM Term           |Age          |
|______________________|_________________________|_____________________|_____________________|_____________________|_____________|
|4.50 - 4.749%     0.35|  $25,001-$ 50,000   0.90|176 - 180 Mont   4.73|171 - 175 Mont   0.11|Other/Unknown   15.26|  2     61.07|
|4.75 - 4.99%      1.35|  $50,001-$ 75,000   3.29|356 - 360 Mont  95.27|176 - 180 Mont   4.62|171 - 175 Mont   0.31|  3     32.50|
|5.00 - 5.249%    10.90|  $75,001-$100,000   5.74|                     |341 - 345 Mont   0.24|176 - 180 Mont   3.87|  4      4.22|
|5.25 - 5.49%      4.82| $100,001-$120,000   4.99|                     |351 - 355 Mont   1.87|301 - 340 Mont   0.07|  5      1.49|
|5.50 - 5.749%     3.48| $120,001-$140,000   6.17|                     |356 - 360 Mont  93.16|341 - 345 Mont   0.57|  6      0.44|
|5.75 - 5.99%      3.49| $140,001-$160,000   7.63|                     |                     |346 - 350 Mont   0.19|  7      0.05|
|6.00 - 6.249%     3.73| $160,001-$180,000   6.24|                     |                     |351 - 355 Mont   5.61| 17      0.24|
|6.25 - 6.49%      4.27| $180,001-$200,000   4.74|                     |                     |356 - 360 Mont  74.13|             |
|6.50 - 6.749%     7.22| $200,001-$250,000  10.96|                     |                     |                     |             |
|6.75 - 6.99%     10.13| $250,001-$300,000  12.45|                     |                     |                     |             |
|7.00 - 7.249%    11.39| $300,001-$350,000   8.33|                     |                     |                     |             |
|7.25 - 7.49%     11.53| $350,001-$400,000   7.73|                     |                     |                     |             |
|7.50 - 7.749%    12.85| $400,001-$450,000   6.21|                     |                     |                     |             |
|7.75 - 7.99%      8.96| $450,001-$500,000   4.90|                     |                     |                     |             |
|8.00 - 8.249%     2.91| $500,001-$550,000   2.73|                     |                     |                     |             |
|8.25 - 8.49%      1.68| $550,001-$600,000   1.53|                     |                     |                     |             |
|8.50 - 8.749%     0.89| $600,001-$650,000   3.28|                     |                     |                     |             |
|8.75 - 8.99%      0.04| $750,001-$800,000   0.67|                     |                     |                     |             |
|                      | $800,001-$900,000   0.69|                     |                     |                     |             |
|                      | $900,001-$1000,00   0.83|                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|______________________|_________________________|_____________________|_____________________|_____________________|_____________|

 ____________________________________________________________________________________________________________________
|Geography             |Orig LTV              |Comb LTV              |FICO           |Product        |Silent         |
|______________________|______________________|______________________|_______________|_______________|_______________|
|California       15.99| 0.01-50.00%      8.68| 0.01-50.00%      8.68|Missing    0.25|FIXED    100.00|N         98.84|
|New York         15.62| 50.01-60.00%     7.83| 50.01-60.00%     7.83|580-599    1.31|               |Y          1.16|
|Florida          15.41| 60.01-65.00%     2.61| 60.01-65.00%     2.61|600-619    2.06|               |               |
|Illinois          5.54| 65.01-70.00%     7.66| 65.01-70.00%     7.27|620-649   22.03|               |               |
|Arizona           5.03| 70.01-75.00%     4.60| 70.01-75.00%     4.47|650-699   38.16|               |               |
|New Jersey        4.13| 75.01-80.00%    19.73| 75.01-80.00%    19.09|700-749   24.77|               |               |
|Massachusetts     4.00| 80.01-85.00%     2.87| 80.01-85.00%     2.87|750-799   10.59|               |               |
|Connecticut       3.47| 85.01-90.00%    13.47| 85.01-90.00%    13.47|800+       0.84|               |               |
|Virginia          3.00| 90.01-95.00%    31.01| 90.01-95.00%    31.10|               |               |               |
|*More*           27.80|*More*            1.54|*More*            2.60|               |               |               |
|______________________|______________________|______________________|_______________|_______________|_______________|

 __________________________________________________________________________________________________________________________________
|Property Type      |Purpose             |Occupancy           |Docs             |Units  |DTI                |MI                    |
|___________________|____________________|____________________|_________________|_______|__________________|_______________________|
|SINGLE FAMILY 61.01|PURCHASE       53.98|OWNER OCCUPIED 90.88|No Doc      49.35|1 85.83|Missing      51.82|OLTV LE 80        51.11|
|PUD           18.34|CASHOUT REFI   33.63|NON-OWNER       7.46|Stated Inco 31.93|2 10.21|10.01-20.00%  2.28|MORTGAGE GUARANTY 25.58|
|2-4 FAMILY    14.17|RATE/TERM REFI 12.40|SECOND HOME     1.67|Full Doc    12.64|3  2.64|20.01-30.00% 10.30|RADIAN GUARANTY   21.54|
|CONDO          6.49|                    |                    |Stated       3.60|4  1.33|30.01-40.00% 23.11|PMI MORTGAGE           |
|                   |                    |                    |Stated Asse  2.47|       |40.01-50.00% 12.48| INSURANCE         1.77|
|                   |                    |                    |                 |       |                  |                       |
|                   |                    |                    |                 |       |                  |                       |
|                   |                    |                    |                 |       |                  |                       |
|                   |                    |                    |                 |       |                  |                       |
|                   |                    |                    |                 |       |                  |                       |
|                   |                    |                    |                 |       |                  |                       |
|                   |                    |                    |                 |       |                  |                       |
|                   |                    |                    |                 |       |                  |                       |
|___________________|____________________|____________________|_________________|_______|__________________|_______________________|

 ____________________________________________________
|Prepay Term    |Self Employ    |IO Flag             |
|_______________|_______________|____________________|
|   60     33.85|N         86.30|N              84.74|
|    0     25.74|Y         13.70|Y              15.26|
|   36     18.74|               |                    |
|   12     14.87|               |                    |
|   24      6.81|               |                    |
|               |               |                    |
|               |               |                    |
|_______________|_______________|____________________|

Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

 _______   Project:              UPDATED POSITIONS MAY                                  May 19, 2004  14:38  PAGE 0002
|Goldman|  Deal                  FREMONT
|Sachs  |  Pool                  IN POOL
|       |
|       |
|_______|

 ___________________________________________________________________________________________________________________
| Loans|      Sched Balance| Gross WAC|   Net WAC|Orig WA| ST WAM| Am WAM|    Age|  OLTV| Comb LTV|   FICO|      DTI|
|______|___________________|__________|__________|_______|_______|_______|_______|______|_________|_______|_________|
|   683|       $136,713,791|     6.808|     6.302|    352|    345|    345|      7|  78.4|     79.5|    656|    40.46|
|______|___________________|__________|__________|_______|_______|_______|_______|______|_________|_______|_________|

 ________________________________________________________________________________________________________________________________
|Gross Rate            |Sched Balance            |Orig Term            |St Term              |St AM Term           |Age          |
|______________________|_________________________|_____________________|_____________________|_____________________|_____________|
|5.50 - 5.749%     0.22|  $25,001-$ 50,000   0.07|1 - 120 Months   0.07|1 - 120 Months   0.07|1 - 120 Months   0.07|  7     82.00|
|5.75 - 5.99%      2.28|  $50,001-$ 75,000   1.08|176 - 180 Mont   2.61|171 - 175 Mont   2.61|166 - 170 Mont   0.10|  8     18.00|
|6.00 - 6.249%     0.98|  $75,001-$100,000   3.31|181 - 240 Mont   2.17|181 - 240 Mont   2.17|171 - 175 Mont   2.52|             |
|6.25 - 6.49%     31.20| $100,001-$120,000   4.01|241 - 300 Mont   0.36|241 - 300 Mont   0.36|181 - 240 Mont   2.17|             |
|6.50 - 6.749%    15.20| $120,001-$140,000   4.64|356 - 360 Mont  94.78|351 - 355 Mont  94.78|241 - 300 Mont   0.36|             |
|6.75 - 6.99%     23.34| $140,001-$160,000   8.66|                     |                     |301 - 340 Mont   0.74|             |
|7.00 - 7.249%     3.43| $160,001-$180,000   8.92|                     |                     |341 - 345 Mont   0.38|             |
|7.25 - 7.49%      8.69| $180,001-$200,000   8.77|                     |                     |346 - 350 Mont   4.67|             |
|7.50 - 7.749%     4.98| $200,001-$250,000  18.60|                     |                     |351 - 355 Mont  88.99|             |
|7.75 - 7.99%      5.86| $250,001-$300,000  18.88|                     |                     |                     |             |
|8.00 - 8.249%     0.98| $300,001-$350,000  10.23|                     |                     |                     |             |
|8.25 - 8.49%      1.42| $350,001-$400,000   7.73|                     |                     |                     |             |
|8.50 - 8.749%     0.66| $400,001-$450,000   3.38|                     |                     |                     |             |
|8.75 - 8.99%      0.36| $450,001-$500,000   1.71|                     |                     |                     |             |
|9.25 - 9.49%      0.27|                         |                     |                     |                     |             |
|9.50 - 9.749%     0.13|                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|______________________|_________________________|_____________________|_____________________|_____________________|_____________|

 ____________________________________________________________________________________________________________________
|Geography             |Orig LTV              |Comb LTV              |FICO           |Product        |Silent         |
|______________________|______________________|______________________|_______________|_______________|_______________|
|California       47.41| 0.01-50.00%      3.14| 0.01-50.00%      3.08|Missing    0.14|FIXED    100.00|N         93.07|
|New York         15.79| 50.01-60.00%     4.92| 50.01-60.00%     4.98|580-599    9.36|               |Y          6.93|
|Florida           8.02| 60.01-65.00%     4.95| 60.01-65.00%     4.95|600-619   13.84|               |               |
|New Jersey        4.15| 65.01-70.00%     6.79| 65.01-70.00%     6.64|620-649   27.59|               |               |
|Illinois          3.80| 70.01-75.00%    10.68| 70.01-75.00%    10.48|650-699   29.93|               |               |
|Massachusetts     2.62| 75.01-80.00%    29.41| 75.01-80.00%    24.58|700-749   14.30|               |               |
|Maryland          2.50| 80.01-85.00%    12.88| 80.01-85.00%    12.77|750-799    4.83|               |               |
|Hawaii            1.88| 85.01-90.00%    21.43| 85.01-90.00%    20.50|               |               |               |
|Virginia          1.73| 90.01-95.00%     5.80| 90.01-95.00%     7.99|               |               |               |
|*More*           12.10|                      |*More*            4.04|               |               |               |
|______________________|______________________|______________________|_______________|_______________|_______________|

 __________________________________________________________________________________________________________________________________
|Property Type      |Purpose             |Occupancy            |Docs             |Units  |DTI               |MI                    |
|___________________|____________________|_____________________|_________________|_______|__________________|______________________|
|SINGLE FAMILY 87.75|CASHOUT REFI   78.20|OWNER OCCUPIED 100.00|Full Doc    70.27|.  2.95|0.01-10.00%   0.07|OLTV LE 80       59.89|
|2-4 FAMILY     8.03|PURCHASE       16.85|                     |Stated Asse 27.62|1 88.75|10.01-20.00%  1.11|OLTV GT 80 NO MI 40.11|
|CONDO          4.22|RATE/TERM REFI  4.94|                     |Stated Inco  2.11|2  6.35|20.01-30.00% 12.10|                      |
|                   |                    |                     |                 |3  1.39|30.01-40.00% 27.14|                      |
|                   |                    |                     |                 |4  0.56|40.01-50.00% 54.71|                      |
|                   |                    |                     |                 |       |50.01-60.00%  4.88|                      |
|                   |                    |                     |                 |       |                  |                      |
|                   |                    |                     |                 |       |                  |                      |
|                   |                    |                     |                 |       |                  |                      |
|                   |                    |                     |                 |       |                  |                      |
|                   |                    |                     |                 |       |                  |                      |
|                   |                    |                     |                 |       |                  |                      |
|                   |                    |                     |                 |       |                  |                      |
|___________________|____________________|_____________________|_________________|_______|__________________|______________________|

 ____________________________________________________
|Prepay Term    |Self Employ    |IO Flag             |
|_______________|_______________|____________________|
|   36     65.95|N         81.03|N             100.00|
|   24     22.57|Y         18.97|                    |
|    0      6.36|               |                    |
|   12      4.79|               |                    |
|   30      0.33|               |                    |
|               |               |                    |
|               |               |                    |
|_______________|_______________|____________________|

Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

 _______   Project:              UPDATED POSITIONS MAY                                  May 19, 2004  14:38  PAGE 0003
|Goldman|  Deal                  WELLSFARGO
|Sachs  |  Pool                  IN POOL
|       |
|       |
|_______|

 ___________________________________________________________________________________________________________________
| Loans|      Sched Balance| Gross WAC|   Net WAC|Orig WA| ST WAM| Am WAM|    Age|  OLTV| Comb LTV|   FICO|      DTI|
|______|___________________|__________|__________|_______|_______|_______|_______|______|_________|_______|_________|
| 1,007|       $169,673,904|     6.803|     6.422|    360|    357|    356|      3|  81.7|     81.7|    684|    39.59|
|______|___________________|__________|__________|_______|_______|_______|_______|______|_________|_______|_________|

 ________________________________________________________________________________________________________________________________
|Gross Rate            |Sched Balance            |Orig Term            |St Term              |St AM Term           |Age          |
|______________________|_________________________|_____________________|_____________________|_____________________|_____________|
|5.50 - 5.749%     0.12|   $0.00-$ 25,000    0.03|356 - 360 Mont 100.00|351 - 355 Mont   1.71|241 - 300 Mont   0.08|  2     14.79|
|5.75 - 5.99%      7.21|  $25,001-$ 50,000   1.50|                     |356 - 360 Mont  98.29|301 - 340 Mont   0.49|  3     69.64|
|6.00 - 6.249%     4.12|  $50,001-$ 75,000   4.49|                     |                     |341 - 345 Mont   0.73|  4     13.86|
|6.25 - 6.49%     12.09|  $75,001-$100,000   6.81|                     |                     |346 - 350 Mont   0.99|  5      1.50|
|6.50 - 6.749%    16.48| $100,001-$120,000   6.19|                     |                     |351 - 355 Mont   6.98|  6      0.21|
|6.75 - 6.99%     26.30| $120,001-$140,000   7.83|                     |                     |356 - 360 Mont  90.74|             |
|7.00 - 7.249%     9.43| $140,001-$160,000   7.05|                     |                     |                     |             |
|7.25 - 7.49%     15.43| $160,001-$180,000   7.41|                     |                     |                     |             |
|7.50 - 7.749%     5.88| $180,001-$200,000   7.29|                     |                     |                     |             |
|7.75 - 7.99%      2.92| $200,001-$250,000  12.79|                     |                     |                     |             |
|                      | $250,001-$300,000   9.89|                     |                     |                     |             |
|                      | $300,001-$350,000   8.04|                     |                     |                     |             |
|                      | $350,001-$400,000   6.43|                     |                     |                     |             |
|                      | $400,001-$450,000   2.00|                     |                     |                     |             |
|                      | $450,001-$500,000   2.25|                     |                     |                     |             |
|                      | $500,001-$550,000   2.77|                     |                     |                     |             |
|                      | $550,001-$600,000   2.04|                     |                     |                     |             |
|                      | $600,001-$650,000   3.73|                     |                     |                     |             |
|                      | $750,001-$800,000   0.91|                     |                     |                     |             |
|                      | $900,001-$1000,00   0.56|                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|______________________|_________________________|_____________________|_____________________|_____________________|_____________|

 ____________________________________________________________________________________________________________________
|Geography             |Orig LTV              |Comb LTV              |FICO           |Product        |Silent         |
|______________________|______________________|______________________|_______________|_______________|_______________|
|California       19.32| 0.01-50.00%      3.78| 0.01-50.00%      3.78|580-599    1.12|FIXED    100.00|N        100.00|
|Florida           7.73| 50.01-60.00%     4.90| 50.01-60.00%     4.90|600-619    2.87|               |               |
|New York          6.68| 60.01-65.00%     2.95| 60.01-65.00%     2.95|620-649   18.89|               |               |
|Virginia          5.33| 65.01-70.00%     9.64| 65.01-70.00%     9.64|650-699   43.87|               |               |
|Maryland          4.36| 70.01-75.00%     6.84| 70.01-75.00%     6.84|700-749   23.78|               |               |
|Arizona           3.96| 75.01-80.00%    14.96| 75.01-80.00%    14.96|750-799    9.43|               |               |
|Texas             3.57| 80.01-85.00%     3.70| 80.01-85.00%     3.70|800+       0.05|               |               |
|Oregon            3.35| 85.01-90.00%    30.79| 85.01-90.00%    30.79|               |               |               |
|Washington        3.09| 90.01-95.00%    22.43| 90.01-95.00%    22.43|               |               |               |
|*More*           42.60|                      |                      |               |               |               |
|______________________|______________________|______________________|_______________|_______________|_______________|

 _____________________________________________________________________________________________________________________________
|Property Type          |Purpose             |Occupancy           |Docs        |Units  |DTI               |MI                 |
|_______________________|____________________|____________________|____________|_______|__________________|___________________|
|SINGLE FAMILY     82.73|PURCHASE       42.33|OWNER OCCUPIED 81.55|No Doc 55.18|. 17.27|Missing      84.67|Amerin        45.50|
|2-4 FAMILY        10.35|CASHOUT REFI   42.17|NON-OWNER      14.89|Stated 44.82|1 82.73|0.01-10.00%   0.01|OLTV LE 80    43.08|
|CONDO              3.60|RATE/TERM REFI 15.50|SECOND HOME     3.56|            |       |10.01-20.00%  1.24|PMI MORTGAGE       |
|MANUFACTURED HOUSI 1.89|                    |                    |            |       |20.01-30.00%  2.25| INSURANCE    11.42|
|HI-RISE CONDO      1.43|                    |                    |            |       |30.01-40.00%  4.79|                   |
|                       |                    |                    |            |       |40.01-50.00%  4.78|                   |
|                       |                    |                    |            |       |50.01-60.00%  1.05|                   |
|                       |                    |                    |            |       |60.01=95.00%  1.14|                   |
|                       |                    |                    |            |       |95.01-100.00% 0.08|                   |
|                       |                    |                    |            |       |                  |                   |
|                       |                    |                    |            |       |                  |                   |
|                       |                    |                    |            |       |                  |                   |
|                       |                    |                    |            |       |                  |                   |
|_______________________|____________________|____________________|____________|_______|__________________|___________________|

 ____________________________________________________
|Prepay Term    |Self Employ    |IO Flag             |
|_______________|_______________|____________________|
|   24     59.74|N         73.76|N             100.00|
|    0     36.02|Y         26.24|                    |
|   36      4.24|               |                    |
|               |               |                    |
|               |               |                    |
|               |               |                    |
|               |               |                    |
|_______________|_______________|____________________|

Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

GSAA 04-3

        Assumptions:
        The Pricing prepayemnt assumptions are applied
        Forward Libor curves as indicated
        No losses, deal run to maturity


        Period Date        Excess Spread
        Total                Fwd Libor

             0 28-May-04
             1 25-Jun-04          2.468
             2 25-Jul-04          2.409
             3 25-Aug-04          2.361
             4 25-Sep-04          2.323
             5 25-Oct-04          2.291
             6 25-Nov-04          2.229
             7 25-Dec-04          2.187
             8 25-Jan-05          2.118
             9 25-Feb-05          2.059
            10 25-Mar-05          2.031
            11 25-Apr-05          1.939
            12 25-May-05          1.886
            13 25-Jun-05          1.814
            14 25-Jul-05          1.758
            15 25-Aug-05          1.684
            16 25-Sep-05          1.617
            17 25-Oct-05          1.554
            18 25-Nov-05          1.479
            19 25-Dec-05          1.412
            20 25-Jan-06          1.335
            21 25-Feb-06          1.261
            22 25-Mar-06          1.192
            23 25-Apr-06          1.108
            24 25-May-06          1.030
            25 25-Jun-06          0.949
            26 25-Jul-06          0.928
            27 25-Aug-06          0.914
            28 25-Sep-06          0.901
            29 25-Oct-06          0.887
            30 25-Nov-06          0.873
            31 25-Dec-06          0.859
            32 25-Jan-07          0.844
            33 25-Feb-07          0.829
            34 25-Mar-07          0.814
            35 25-Apr-07          0.799
            36 25-May-07          0.783
            37 25-Jun-07          0.767
            38 25-Jul-07          0.753
            39 25-Aug-07          0.740
            40 25-Sep-07          0.727
            41 25-Oct-07          0.714
            42 25-Nov-07          0.701
            43 25-Dec-07          0.687
            44 25-Jan-08          0.673
            45 25-Feb-08          0.659
            46 25-Mar-08          0.644
            47 25-Apr-08          0.629
            48 25-May-08          0.614
            49 25-Jun-08          0.599
            50 25-Jul-08          0.583
            51 25-Aug-08          0.567
            52 25-Sep-08          0.551
            53 25-Oct-08          0.536
            54 25-Nov-08          0.531
            55 25-Dec-08          0.525
            56 25-Jan-09          0.519
            57 25-Feb-09          0.512
            58 25-Mar-09          0.506
            59 25-Apr-09          0.499
            60 25-May-09          0.493
            61 25-Jun-09          0.486
            62 25-Jul-09          0.479
            63 25-Aug-09          0.473
            64 25-Sep-09          0.466
            65 25-Oct-09          0.458
            66 25-Nov-09          0.451
            67 25-Dec-09          0.444
            68 25-Jan-10          0.436
            69 25-Feb-10          0.428
            70 25-Mar-10          0.422
            71 25-Apr-10          0.422
            72 25-May-10          0.423
            73 25-Jun-10          0.423
            74 25-Jul-10          0.423
            75 25-Aug-10          0.423
            76 25-Sep-10          0.423
            77 25-Oct-10          0.423
            78 25-Nov-10          0.423
            79 25-Dec-10          0.424
            80 25-Jan-11          0.424
            81 25-Feb-11          0.424
            82 25-Mar-11          0.424
            83 25-Apr-11          0.424
            84 25-May-11          0.424
            85 25-Jun-11          0.424
            86 25-Jul-11          0.418
            87 25-Aug-11          0.412
            88 25-Sep-11          0.407
            89 25-Oct-11          0.401
            90 25-Nov-11          0.399
            91 25-Dec-11          0.398
            92 25-Jan-12          0.397
            93 25-Feb-12          0.396
            94 25-Mar-12          0.396
            95 25-Apr-12          0.395
            96 25-May-12          0.395
            97 25-Jun-12          0.396
            98 25-Jul-12          0.396
            99 25-Aug-12          0.397
           100 25-Sep-12          0.398
           101 25-Oct-12          0.399
           102 25-Nov-12          0.401
           103 25-Dec-12          0.403
           104 25-Jan-13          0.404
           105 25-Feb-13          0.407
           106 25-Mar-13          0.409
           107 25-Apr-13          0.411
           108 25-May-13          0.414
           109 25-Jun-13          0.417
           110 25-Jul-13          0.420
           111 25-Aug-13          0.424
           112 25-Sep-13          0.427
           113 25-Oct-13          0.431
           114 25-Nov-13          0.435
           115 25-Dec-13          0.439
           116 25-Jan-14          0.444
           117 25-Feb-14          0.448
           118 25-Mar-14          0.000
           119 25-Apr-14          0.000
           120 25-May-14          0.000
           121 25-Jun-14          0.000
           122 25-Jul-14          0.000
           123 25-Aug-14          0.000
           124 25-Sep-14          0.000
           125 25-Oct-14          0.000
           126 25-Nov-14          0.018
           127 25-Dec-14          0.036
           128 25-Jan-15          0.044
           129 25-Feb-15          0.051
           130 25-Mar-15          0.059
           131 25-Apr-15          0.068
           132 25-May-15          0.076
           133 25-Jun-15          0.085
           134 25-Jul-15          0.094
           135 25-Aug-15          0.103
           136 25-Sep-15          0.112
           137 25-Oct-15          0.122
           138 25-Nov-15          0.132
           139 25-Dec-15          0.142
           140 25-Jan-16          0.153
           141 25-Feb-16          0.164
           142 25-Mar-16          0.175
           143 25-Apr-16          0.186
           144 25-May-16          0.198
           145 25-Jun-16          0.210
           146 25-Jul-16          0.222
           147 25-Aug-16          0.234
           148 25-Sep-16          0.247
           149 25-Oct-16          0.260
           150 25-Nov-16          0.274
           151 25-Dec-16          0.288
           152 25-Jan-17          0.302
           153 25-Feb-17          0.316
           154 25-Mar-17          0.331
           155 25-Apr-17          0.346
           156 25-May-17          0.362
           157 25-Jun-17          0.378
           158 25-Jul-17          0.394
           159 25-Aug-17          0.411
           160 25-Sep-17          0.428
           161 25-Oct-17          0.446
           162 25-Nov-17          0.463
           163 25-Dec-17          0.482
           164 25-Jan-18          0.501
           165 25-Feb-18          0.520
           166 25-Mar-18          0.540
           167 25-Apr-18          0.560
           168 25-May-18          0.580
           169 25-Jun-18          0.602
           170 25-Jul-18          0.623
           171 25-Aug-18          0.645
           172 25-Sep-18          0.668
           173 25-Oct-18          0.691
           174 25-Nov-18          0.715
           175 25-Dec-18          0.740
           176 25-Jan-19          0.765
           177 25-Feb-19          0.790
           178 25-Mar-19          0.818
           179 25-Apr-19          0.844
           180 25-May-19          0.872
           181 25-Jun-19          0.900
           182 25-Jul-19          0.929
           183 25-Aug-19          0.958
           184 25-Sep-19          0.988
           185 25-Oct-19          1.019
           186 25-Nov-19          1.051
           187 25-Dec-19          1.083
           188 25-Jan-20          1.117
           189 25-Feb-20          1.151
           190 25-Mar-20          1.185
           191 25-Apr-20          1.221
           192 25-May-20          1.258
           193 25-Jun-20          1.295
           194 25-Jul-20          1.334
           195 25-Aug-20          1.373
           196 25-Sep-20          1.413
           197 25-Oct-20          1.455
           198 25-Nov-20          1.497
           199 25-Dec-20          1.540
           200 25-Jan-21          1.585
           201 25-Feb-21          1.630
           202 25-Mar-21          1.677
           203 25-Apr-21          1.725
           204 25-May-21          1.774
           205 25-Jun-21          1.824
           206 25-Jul-21          1.876
           207 25-Aug-21          1.929
           208 25-Sep-21          1.983
           209 25-Oct-21          2.039
           210 25-Nov-21          2.096
           211 25-Dec-21          2.154
           212 25-Jan-22          2.214
           213 25-Feb-22          2.276
           214 25-Mar-22          2.339
           215 25-Apr-22          2.404
           216 25-May-22          2.470
           217 25-Jun-22          2.538
           218 25-Jul-22          2.608
           219 25-Aug-22          2.680
           220 25-Sep-22          2.754
           221 25-Oct-22          2.829
           222 25-Nov-22          2.907
           223 25-Dec-22          2.987
           224 25-Jan-23          3.068
           225 25-Feb-23          3.152
           226 25-Mar-23          3.239
           227 25-Apr-23          3.327
           228 25-May-23          3.418
           229 25-Jun-23          3.512
           230 25-Jul-23          3.608
           231 25-Aug-23          3.706
           232 25-Sep-23          3.808
           233 25-Oct-23          3.912
           234 25-Nov-23          4.019
           235 25-Dec-23          4.129
           236 25-Jan-24          4.242
           237 25-Feb-24          4.358
           238 25-Mar-24          4.477
           239 25-Apr-24          4.600
           240 25-May-24          4.726
           241 25-Jun-24          4.856
           242 25-Jul-24          4.990
           243 25-Aug-24          5.127
           244 25-Sep-24          5.269
           245 25-Oct-24          5.414
           246 25-Nov-24          5.564
           247 25-Dec-24          5.718
           248 25-Jan-25          5.877
           249 25-Feb-25          6.041
           250 25-Mar-25          6.209
           251 25-Apr-25          6.329
           252 25-May-25          6.329
           253 25-Jun-25          6.329
           254 25-Jul-25          6.329
           255 25-Aug-25          6.329
           256 25-Sep-25          6.329
           257 25-Oct-25          6.329
           258 25-Nov-25          6.329
           259 25-Dec-25          6.329
           260 25-Jan-26          6.330
           261 25-Feb-26          6.330
           262 25-Mar-26          6.330
           263 25-Apr-26          6.330
           264 25-May-26          6.330
           265 25-Jun-26          6.330
           266 25-Jul-26          6.330
           267 25-Aug-26          6.330
           268 25-Sep-26          6.330
           269 25-Oct-26          6.330
           270 25-Nov-26          6.330
           271 25-Dec-26          6.330
           272 25-Jan-27          6.331
           273 25-Feb-27          6.331
           274 25-Mar-27          6.331
           275 25-Apr-27          6.331
           276 25-May-27          6.331
           277 25-Jun-27          6.331
           278 25-Jul-27          6.331
           279 25-Aug-27          6.331
           280 25-Sep-27          6.331
           281 25-Oct-27          6.331
           282 25-Nov-27          6.331
           283 25-Dec-27          6.332
           284 25-Jan-28          6.332
           285 25-Feb-28          6.332
           286 25-Mar-28          6.332
           287 25-Apr-28          6.332
           288 25-May-28          6.332
           289 25-Jun-28          6.332
           290 25-Jul-28          6.332
           291 25-Aug-28          6.332
           292 25-Sep-28          6.333
           293 25-Oct-28          6.333
           294 25-Nov-28          6.333
           295 25-Dec-28          6.333
           296 25-Jan-29          6.333
           297 25-Feb-29          6.333
           298 25-Mar-29          6.333
           299 25-Apr-29          6.334
           300 25-May-29          6.334
           301 25-Jun-29          6.334
           302 25-Jul-29          6.334
           303 25-Aug-29          6.334
           304 25-Sep-29          6.334
           305 25-Oct-29          6.335
           306 25-Nov-29          6.335
           307 25-Dec-29          6.335
           308 25-Jan-30          6.335
           309 25-Feb-30          6.335
           310 25-Mar-30          6.336
           311 25-Apr-30          6.336
           312 25-May-30          6.336
           313 25-Jun-30          6.336
           314 25-Jul-30          6.337
           315 25-Aug-30          6.337
           316 25-Sep-30          6.337
           317 25-Oct-30          6.338
           318 25-Nov-30          6.338
           319 25-Dec-30          6.338
           320 25-Jan-31          6.339
           321 25-Feb-31          6.339
           322 25-Mar-31          6.339
           323 25-Apr-31          6.340
           324 25-May-31          6.340
           325 25-Jun-31          6.341
           326 25-Jul-31          6.341
           327 25-Aug-31          6.342
           328 25-Sep-31          6.342
           329 25-Oct-31          6.343
           330 25-Nov-31          6.344
           331 25-Dec-31          6.345
           332 25-Jan-32          6.346
           333 25-Feb-32          6.346
           334 25-Mar-32          6.348
           335 25-Apr-32          6.349
           336 25-May-32          6.350
           337 25-Jun-32          6.352
           338 25-Jul-32          6.353
           339 25-Aug-32          6.355
           340 25-Sep-32          6.358
           341 25-Oct-32          6.360
           342 25-Nov-32          6.363
           343 25-Dec-32          6.368
           344 25-Jan-33          6.372
           345 25-Feb-33          6.379
           346 25-Mar-33          6.388
           347 25-Apr-33          6.400
           348 25-May-33          6.407
           349 25-Jun-33          6.416
           350 25-Jul-33          6.431
           351 25-Aug-33          6.421
           352 25-Sep-33          6.400
           353 25-Oct-33          6.335
           354 25-Nov-33          6.382
           355 25-Dec-33          6.380
           356 25-Jan-34          6.386
           357 25-Feb-34          6.386
           358 25-Mar-34          6.363


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 04-3  - Price/Yield - AF4 To Call

Balance             $63,078,000.00        Delay                24               WAC            6.787             WAM            350
Coupon              6.22                  Dated                5/1/2004         NET            6.321813          WALA             4
Settle              5/28/2004             First Payment        6/25/2004


Price                  50 PricingSpeed       75 PricingSpeed      100 PricingSpeed      150 PricingSpeed      200 PricingSpeed
                                      Yield                Yield                 Yield                 Yield                 Yield
97.38229                             6.5237               6.5758                6.6488                6.8446                7.1662
97.50729                             6.5109               6.5600                6.6289                6.8133                7.1164
97.63229                             6.4981               6.5442                6.6089                6.7821                7.0667
97.75729                             6.4853               6.5285                6.5890                6.7510                7.0172
97.88229                             6.4726               6.5127                6.5691                6.7199                6.9676
98.00729                             6.4598               6.4971                6.5492                6.6888                6.9182
98.13229                             6.4471               6.4814                6.5294                6.6578                6.8689
98.25729                             6.4345               6.4657                6.5096                6.6269                6.8196
98.38229                             6.4218               6.4501                6.4898                6.5960                6.7704
98.50729                             6.4092               6.4345                6.4701                6.5652                6.7213
98.63229                             6.3966               6.4190                6.4503                6.5344                6.6723
98.75729                             6.3840               6.4034                6.4307                6.5036                6.6233
98.88229                             6.3714               6.3879                6.4110                6.4729                6.5745
99.00729                             6.3589               6.3724                6.3914                6.4423                6.5257
99.13229                             6.3464               6.3570                6.3718                6.4116                6.4770
99.25729                             6.3339               6.3415                6.3523                6.3811                6.4284
99.38229                             6.3214               6.3261                6.3328                6.3506                6.3798

WAL                                   16.61                11.87                  8.58                  4.94                  2.92
Mod Durn                                 10                  8.1                   6.4                   4.1                  2.57
Principal Window              Oct17 - Jan22        May13 - Mar17         Feb10 - Feb14         Oct07 - Sep10         Aug06 - Dec08

LIBOR_1MO                               1.1                  1.1                   1.1                   1.1                   1.1
Optional Redemption                 Call (Y)             Call (Y)              Call (Y)              Call (Y)              Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 04-3  - Price/Yield - AF4 To Maturity

Balance              $63,078,000.00        Delay                24               WAC            6.787              WAM          350
Coupon               6.22                  Dated                5/1/2004         NET            6.321813           WALA           4
Settle               5/28/2004             First Payment        6/25/2004


Price                   50 PricingSpeed      75 PricingSpeed      100 PricingSpeed      150 PricingSpeed      200 PricingSpeed
                                       Yield                Yield                 Yield                 Yield                 Yield
97.38229                              6.5406               6.5972                6.6676                6.8415                7.1660
97.50729                              6.5285               6.5828                6.6499                6.8135                7.1163
97.63229                              6.5165               6.5684                6.6322                6.7855                7.0666
97.75729                              6.5045               6.5541                6.6145                6.7576                7.0170
97.88229                              6.4925               6.5398                6.5969                6.7298                6.9676
98.00729                              6.4805               6.5255                6.5793                6.7020                6.9182
98.13229                              6.4686               6.5113                6.5617                6.6743                6.8688
98.25729                              6.4566               6.4971                6.5441                6.6466                6.8196
98.38229                              6.4447               6.4829                6.5266                6.6189                6.7704
98.50729                              6.4329               6.4687                6.5092                6.5913                6.7214
98.63229                              6.4210               6.4546                6.4917                6.5638                6.6724
98.75729                              6.4092               6.4404                6.4743                6.5363                6.6234
98.88229                              6.3973               6.4263                6.4569                6.5088                6.5746
99.00729                              6.3856               6.4123                6.4395                6.4814                6.5258
99.13229                              6.3738               6.3982                6.4222                6.4541                6.4772
99.25729                              6.3620               6.3842                6.4049                6.4268                6.4286
99.38229                              6.3503               6.3702                6.3877                6.3995                6.3800

WAL                                    18.94                14.12                 10.44                  5.80                  2.92
Mod Durn                               10.63                 8.92                  7.23                  4.58                  2.57
Principal Window               Oct17 - May32        May13 - Jun29         Feb10 - Mar25         Oct07 - Jul18         Aug06 - Feb09

LIBOR_1MO                                1.1                  1.1                   1.1                   1.1                   1.1
Optional Redemption                  Call (N)             Call (N)              Call (N)              Call (N)              Call (N)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.